Owlet Announces First Quarter 2022 Financial Results
LEHI, Utah--May 11, 2022-- Owlet, Inc. ("Owlet" or the "Company") (NYSE: OWLT) today reported preliminary unaudited financial results for the first quarter ended March 31, 2022. Owlet’s Chief Executive Officer, Kurt Workman, and Chief Financial Officer, Kate Scolnick, will host a conference call to review the Company’s results today, May 11, 2022, at 4:30 p.m. ET.

Recent Highlights
•Generated revenues of $21.5 million in the first quarter of 2022
•International revenues accounted for 13% in the first quarter of 2022, more than double the revenues from the same period in 2021
•Launched the new Dream product line domestically in January 2022 in 100% of Owlet’s previous retail doors by March 2022
•Dream Sock™ and Dream Duo™ named a best baby monitor and baby gift by Babylist, Glamour, Spy and Gear Brain
•Strong word-of-mouth referral continues, with 56% of customers reporting they heard about Owlet from a friend1
•93% of Dream users report peace of mind with the Dream Sock2

“The first quarter of 2022 was an inflection point for Owlet as we officially launched our most intelligent monitoring system yet, the Dream Duo, to truly empower parents with a better understanding of their baby’s sleep,” said Kurt Workman, Owlet Co-Founder and Chief Executive Officer. “The best way to characterize the first quarter of 2022 is we focused on regaining our footing and positioning back in the market and worked to re-establish ourselves as the best monitoring solution for parents. I am proud of the Owlet team, as we remain focused on our core growth areas, including increasing penetration in the U.S. with our core products, continuing to build out our connected nursery ecosystem, developing medical devices, and advancing our international presence. We cannot imagine a world in the future where every family doesn’t have access to basic health-sensing technology to monitor their baby at home, and we are more dedicated than ever to achieving that vision.”

“Our first quarter results were encouraging, as we achieved our main operational objectives in the midst of a dynamic operating environment,” said Kate Scolnick, Owlet Chief Financial Officer. “In the first quarter, we successfully launched the Dream product domestically to all our retail channels and saw increasing support from parents as we added features and improved the offering throughout the quarter. We continue to manage our working capital, operating expenses, and existing cash position effectively.”

Financial Results for the First Quarter Ended March 31, 2022

Revenues were $21.5 million for the quarter ended March 31, 2022, as compared to revenues of $21.9 million for the same period in 2021. First quarter revenues included growth in international markets, along with the initial launch and retail sell-in of the Dream product line domestically. First quarter revenues were impacted by higher reserves for returns. Higher consumer return rates at initial product launch improved dramatically through the quarter and are anticipated to stabilize as parents continue to better understand the new value proposition of the Dream products.

Cost of revenues for the quarter ended March 31, 2022 was $12.8 million, compared to $9.2 million for the same period in 2021. Gross margin for the quarter ended March 31, 2022 was 40.7%, compared to 57.9% for the same period in 2021. The gross margin decline was primarily due to cost inflation, which represented approximately half of the decline in gross margin year over year. Certain near-term gross margin headwinds in the first quarter of 2022 included higher consumer return rates at initial Dream product launch and costs incurred for products returned from retailers to be reworked into Dream products.

1 Company survey, April 2022
2 Company survey, April 2022. N=364

Operating expenses for the quarter ended March 31, 2022 were $30.5 million, compared to $15.5 million for the same period in 2021. The increase in operating expenses was primarily for investments associated with scaling of the business, including expanded employee headcount for research and development and incremental public company obligations and higher sales and marketing spend.

Operating loss and net loss for the quarter ended March 31, 2022 were $21.7 million and $28.8 million, respectively, as compared to a $2.8 million operating loss and $7.9 million net loss for the same period in 2021.

Adjusted EBITDA loss for the first quarter of 2022 was $18.0 million, compared to adjusted EBITDA of $0.1 million for the same period in 2021.

Net loss per share for the quarter ended March 31, 2022 was $0.26, compared to a net loss per share of $0.35 for the same period in 2021. Adjusted net loss per share was $0.17 for the quarter ended March 31, 2022, compared to an adjusted net loss per share of $0.02 for the same period in 2021.

Financial Outlook

Updated guidance for the second quarter of 2022 will be provided on the Company’s conference call and webcast.

Forward-Looking Statements
This release and oral statements made from time to time by representatives of the Company may contain or incorporate by reference certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimate,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” or the negation thereof, or similar expressions. In addition, all statements (including any underlying assumptions) that address projected or future operating, financial or business performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions, and statements expressing general views about our future results, performance, operations or business are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements.
Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the following: (1) Owlet’s competition and ability to profitably grow and manage growth; (2) the regulatory pathway for Owlet products and responses from regulators, including the U.S. Food and Drug Administration and similar regulators outside of the United States, as well as legal proceedings and regulatory requirements; (3) the ability of Owlet to maintain relationships with customers, manufacturers and suppliers and retain Owlet’s management and key employees; (4) changes in applicable laws or regulations; (5) the possibility that Owlet may be adversely affected by other economic, business, regulatory and/or competitive factors; (6) the ability of Owlet to implement its strategic initiatives and continue to innovate its existing products; (7) the ability of Owlet to acquire, defend and protect its intellectual property and satisfy regulatory requirements, including but not limited to those concerning privacy and data protection; (8) the impact of the COVID-19 pandemic on Owlet’s business, financial condition, operations and supply chain; and (9) other risks and uncertainties set forth in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” section in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

All future written and oral forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, Owlet operates in an evolving environment. In addition to the factors described above, new risk factors and uncertainties may emerge from time to time, and it is impossible for the Company to predict such events or how they may affect us.
Except as required by federal securities laws, the Company assumes no obligation to update any forward-looking statements after the date of this release as a result of new information, future events or otherwise, although we may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.
This press release does not constitute an offer to sell or the solicitation of any offer to buy any securities. Any debt securities, if offered, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Disclosure Regarding Non-GAAP Financial Measures

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share.
The Company uses such non-GAAP financial measures as internal measures of business operating performance and as performance measures for benchmarking against the Company’s peers and competitors. The Company believes its presentation of EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share provide a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance. The Company believes that these non-GAAP financial measures are important supplemental measures of operating performance because they exclude items that vary from period to period without correlation to our core operating performance and highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Due to the nature of the items being excluded, such items do not reflect future gains, losses, expenses or benefits and are not indicative of the Company’s future operating performance. The Company believes investors, analysts and other interested parties use EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share in evaluating issuers, and the presentation of these measures facilitates a comparative assessment of the Company’s operating performance in addition to the Company’s performance based on GAAP results.
The Company’s non-GAAP financial measures should not be considered as an alternative to net loss or net loss per share as a measure of financial performance or any other performance measure derived in accordance with GAAP, and should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items. EBITDA is defined as net loss adjusted for income tax provision, interest expense, interest income, and depreciation and amortization. Adjusted EBITDA is defined as net loss adjusted for income tax provision, interest expense, interest income, depreciation and amortization, warrant liability adjustments, stock-based compensation, and transaction costs. Adjusted net loss is defined as net loss adjusted for warrant liability adjustments, stock-based compensation, and transaction costs. Adjusted loss per share is defined as adjusted net loss divided by weighted-average shares of common stock.
EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share are not recognized terms under GAAP, and the Company’s presentation of these non-GAAP financial measures does not replace the presentation of the Company’s financial results in accordance with GAAP. Because all companies do not use EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures. The non-GAAP financial measures included in this release should not be construed as substitutes for or better indicators of the Company’s performance than the most directly comparable GAAP financial measures. See the reconciliation tables that accompany this release for additional information regarding certain of the non-GAAP financial measures included herein.

Conference Call and Webcast information

Owlet will host a conference call and audio webcast today at 4:30 p.m. ET to discuss these results.

To access the conference call by telephone, please dial (844) 200-6205 (domestic) or +1 (929) 526-1599 (international) and reference Access Code 164978. To listen to the conference call via live audio webcast, please visit the Events section of Owlet’s Investor Relations website at investors.owletcare.com.

A replay of the conference call will be available by telephone by dialing (929) 458-6194 (domestic) or +44 (204) 525-0658 (international) and using Access Code 729488. The archived webcast will also be available on Owlet’s Investor Relations website mentioned above.

About Owlet, Inc.

Owlet was founded by a team of parents in 2012. Owlet’s mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Owlet’s digital parenting platform aims to give parents real-time data and insights to help parents feel more calm and confident. Owlet believes that every parent deserves peace of mind and the opportunity to feel their well-rested best. To learn more, visit www.owletcare.com.

Financial Tables

Owlet, Inc.
Condensed Consolidated Balance Sheets - Preliminary, Unaudited1
(in millions)

Assets	March 31, 2022	December 31, 2021
Current assets:
Cash and cash equivalents	$68.7	$95.1
Accounts receivable	16.6	10.5
Inventory	24.7	18.0
Prepaid expenses and other current assets	6.7	12.3
Total current assets	116.7	135.8
Property and equipment, net	1.7	1.9
Right of use assets, net	2.7	—
Intangible assets, net	2.1	1.7
Other assets	0.8	0.7
Total assets	$124.1	$140.0
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$23.5	$27.8
Accrued and other expenses	35.2	31.7
Current portion of deferred revenues	1.1	1.1
Line of credit	4.6	—
Current portion of long-term debt	7.1	8.5
Total current liabilities	71.6	69.1
Long-term debt, net	6.5	8.0
Noncurrent lease liabilities	2.1	—
Common stock warrant liability	13.9	7.1
Other long-term liabilities	0.2	0.7
Total liabilities	94.3	84.9
Total stockholders’ equity	29.8	55.2
Total liabilities and stockholders’ equity	$124.1	$140.0

Owlet, Inc.
Condensed Consolidated Statements of Cash Flows - Preliminary, Unaudited1
(in millions)

	For the Three Months Ended March 31,
	2022	2021
Net cash used in operating activities	$(27.4)	$(7.0)
Net cash used in investing activities	$(0.7)	$—
Net cash provided by financing activities	$1.8	$2.8
Net change in cash and cash equivalents	$(26.3)	$(4.2)

1 Amounts may not sum due to rounding

Owlet, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss - Preliminary, Unaudited1
(in millions, except share and per share amounts)

	For the three months ended March 31,
	2022	2021
Revenues	$21.5	21.9
Cost of revenues	12.8	9.2
Gross profit	8.8	12.7
Operating expenses:
General and administrative	10.3	6.0
Sales and marketing	11.6	6.1
Research and development	8.5	3.4
Total operating expenses	30.5	15.5
Operating loss	(21.7)	(2.8)
Other income (expense):
Interest expense, net	(0.2)	(0.4)
Preferred stock warrant liability adjustment	—	(4.6)
Common stock warrant liability adjustment	(6.9)	—
Other income (expense), net	—	—
Total other income (expense), net	(7.1)	(5.0)
Loss before income tax provision	(28.8)	(7.9)
Income tax provision	—	—
Net loss and comprehensive loss	$(28.8)	$(7.9)
Net loss per share attributable to common stockholders, basic and diluted	$(0.26)	$(0.35)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	110,384,313	22,233,820

1 Amounts may not sum due to rounding

Owlet, Inc.
Reconciliation of GAAP to Non-GAAP Measures - Preliminary, Unaudited1
(in millions)

	For the three months ended March 31,
	2022	2021
Net Loss	$(28.8)	$(7.9)
Income tax provision	—	—
Interest expense, net	0.2	0.4
Depreciation and amortization	0.3	0.2
EBITDA	$(28.2)	$(7.2)
Preferred stock warrant liability adjustment	—	4.6
Common stock warrant liability adjustment	6.9	—
Stock based compensation	3.3	0.8
Merger transaction costs	—	1.9
Adjusted EBITDA	$(18.0)	$0.1

Owlet, Inc.
Reconciliation of GAAP to Non-GAAP Measures - Preliminary, Unaudited1
(in millions, except share and per share amounts)

	For the three months ended March 31,
	2022	2021
Net Loss	$(28.8)	$(7.9)
Non-GAAP Adjustments:
Preferred stock warrant liability adjustment	—	4.6
Common stock warrant liability adjustment	6.9	—
Stock based compensation	3.3	0.8
Merger transaction costs	—	1.9
Adjusted net loss	$(18.6)	$(0.5)
Net loss per share	$(0.26)	$(0.35)
Adjusted net loss per share	$(0.17)	$(0.02)
Weighted average number of shares outstanding	110,384,313	22,233,820

1 Amounts may not sum due to rounding

Investors
Mike Cavanaugh
ICR Westwicke
Phone: (617) 877-9641
mike.cavanaugh@westwicke.com

Media
Jane Putnam
Owlet, Inc.
Phone: (801) 647-0025
jputnam@owletcare.com